SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 15, 2006

Date of Report (date of earliest event reported)

NANOMETRICS INCORPORATED

(Exact name of Registrant as specified in its charter)

California	000-13470	92-2276314
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Buckeye Drive

Milpitas, California 95035

(Address of principal executive offices)

(408) 435-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K is being filed for the purpose of amending the Current Report on Form 8-K of Nanometrics Incorporated, a California corporation (the “Company”) dated March 15, 2006, filed with the Securities and Exchange Commission on March 16, 2006, to include as Exhibit 99.1 the audited financial statements of Soluris Inc., a Massachusetts corporation (“Soluris”) and to include as Exhibit 99.2 the pro forma financial data that was excluded from the original filing.

Item 9.01. Financial Statements and Exhibits

(a) The financial statements of Soluris required by this item are included in this Amendment No. 1 as Exhibit 99.1.

(b) The pro forma financial data required by this item is included in this Amendment No. 1 as Exhibit 99.2.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Vitale, Caturano & Company, Ltd.

99.1	Audited Financial Statements of Soluris Inc.

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMETRICS INCORPORATED

Date: May 31, 2006	By:	/s/ Douglas J. McCutcheon
Douglas J. McCutcheon Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Vitale, Caturano & Company, Ltd.

99.1	Audited Financial Statements of Soluris Inc.

99.2	Pro Forma Financial Information